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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 MARCH 30, 1999
                                 --------------
                Date of Report (Date of earliest event reported)




                                SMARTSOURCES.COM
                 (formerly Innovest Capital Sources Corporation,
            Telco Communications, Inc. and Cody Capital Corporation)
               (Exact Name of Registrant as Specified in Charter)



         COLORADO                    33-1933 3-D              84-1073083
----------------------------         -----------          ------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)



                          2030 MARINE DRIVE, SUITE 100
                North Vancouver. British Columbia V7P 1V7, Canada
          (Address of Principal Executive Offices, Including Zip Code)




                                 (604) 986-0889
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

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                                SMARTSOURCES.COM

                                    FORM 8-K

ITEM 8.  CHANGE IN REGISTRANT'S FISCAL YEAR.

         On March 29, 1999, the Board of Directors of Registrant adopted a resolution changing the Registrant's fiscal year end to September 30. The report covering the transition period will be filed on a Form 10-QSB.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 30, 1999                            SMARTSOURCES.COM


                                                By:    /s/ Nathan Nifco
                                                   ----------------------------
                                                   Nathan Nifco
                                                   Chairman, President and CEO


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